1Q 2025 Investor Presentation May 1, 2025

2 Safe Harbor This presentation may contain certain forward-looking statements about Arrow Financial Corporation (“Arrow” or the “Company”). Forward-looking statements, as defined in Section 21E of the Securities Exchange Act of 1934, as amended, include statements regarding anticipated future events and can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as “believe,” “expect,” “would,” “should,” “could,” or “may.” Forward-looking statements, by their nature, are subject to risks and uncertainties. Certain factors that could cause actual results to differ materially from expected results include increased competitive pressures, changes in the interest rate environment, general economic conditions or conditions within the banking industry or securities markets, and legislative and regulatory changes that could adversely affect the business in which the Company and its subsidiaries are engaged. We are not obligated to revise or update these statements to reflect unanticipated events. This document should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 (the “2024 10-K”), other filings with the SEC, and the first quarter 2025 earnings release issued May 1, 2025 (the “1Q Earnings Release”).

3 Table of Contents • 1Q 2025 Results and Performance Metrics • Non-Interest Income/Expense • Loans • Deposits/Funding Sources • Credit Quality • Investments • Capital Actions & Strategy • Overview and History

1Q 2025 Results

5 Highlights  Net Income of $6.3 million (EPS of $0.38) • Includes non-core unification related expenses of $0.6M ($0.03/share)  Record Net Interest Income of $31.4 million  FTE NIM of 3.08% vs. 2.85% for the 4th quarter of 2024 • Cost of interest-bearing deposits decreased by 23 bps in the quarter  Loan growth ~$22M (2.5% annualized), despite increase in pay-offs / loan sale activity • Full-year 2025 loan growth expected to be low single digits  Repurchased $3.4 million shares (128,047 shares at an avg. cost of $26.48 per share)  Tangible Book Value of $22.72/share – increase of $0.32/share from year-end  Return on Average Assets (ROA) improved to 0.59%, up from 0.41% in the previous quarter  Excluding specific reserve and non-core unification related expenses, ROA was 0.91% Headwinds  CRE participation resulting in $3.75M specific reserve ($0.17/share); 8-K – filed on 4/16/25 • Allowance for credit losses (ACL) coverage ratio to 1.11 (1.00 excluding specific reserve) Other  In April 2025, increased share repurchase authority by $5.0M; total availability of $6.6M  Added Director of Wealth Management with focus on growth (organic and M&A) Financial information provided in this document is unaudited. Please refer to the 1Q25 Earnings Release for a reconciliation of any non-GAAP measures.

6 1Q 2025 – Discrete Items ($ in Millions, except EPS) Pre-Tax $ After-Tax $ EPS ROA Reported Income 8.13 6.31 0.38$ 0.59% Non-Core Items Unification Expenses 0.63 0.49 0.03$ 0.05% Core Income 8.76 6.80 0.41$ 0.64% 1Q 2025 Discrete Items Commercial Loan Specific Reserve 3.75 2.91 0.17$ 0.27% Core Income excl. Specific Reserve 12.51 9.71 0.58$ 0.91% 1Q25

7 Investment Rationale • Continued expansion of Net Interest Margin • ROA on path to return to/exceed 1% • Looking for M&A Opportunities • Absent M&A, committed to Return of Capital to Investors  Share repurchases (subject to Price/TBV target)  Potential dividend increase in 2H 2025 • Focus on Diversified Revenue Sources  Core Banking (including expansion of loan sale activity resumed in 2H24)  Wealth Management  Insurance • Tailwinds  Liability Sensitive Balance Sheet (one or more rate cuts expected)  Positive Core Operating Leverage; non-core items in rear-view mirror or winding down (unification)

8 1Q 2025 Consolidated Financial Statements 1 Variances are rounded based on actual whole dollar amounts 2 Pre-tax, pre-provision net revenue per share is a non-GAAP metric and excludes provision for loan losses and income tax expense UNAUDITED Dollars in millions, except per share data Linked Quarter Income Statement 1Q25 4Q24 Fav/(Unfav) Var1 Total Interest Income $ 50.4 $ 50.9 (0.5) Total Interest Expense 19.0 21.2 2.2 Net Interest Income 31.4 29.7 1.7 Non-Interest Income 7.8 4.2 3.6 Non-Interest Expense 26.0 25.8 (0.2) Pre-Tax, Pre-Provision Net Revenue2 $ 13.2 $ 8.1 5.1 Provision for Credit Losses $ 5.0 $ 2.9 (2.1) Pre-Tax Income $ 8.1 $ 5.2 2.9 Income Tax Expense $ 1.8 $ 0.7 (1.1) Net Income $ 6.3 $ 4.5 1.8 EPS $ 0.38 $ 0.27 0.11 Balance Sheet 1Q25 4Q24 1Q25 vs 4Q24 Cash & Cash Equivalents $ 301.4 $ 154.5 146.9 Investment Securities 553.0 570.8 (17.8) Loans Receivable, net 3,379.1 3,360.9 18.2 All Other Assets 215.4 220.1 (4.7) Total Assets $ 4,448.9 $ 4,306.3 142.6 Total Deposits $ 3,968.2 $ 3,827.9 140.3 Total Borrowings 33.6 33.6 (0.0) Other Liabilities 42.7 43.9 (1.2) Total Liabilities $ 4,044.5 $ 3,905.4 139.1 Equity $ 404.4 $ 400.9 3.5 Total Liabilities & Equity $ 4,448.9 $ 4,306.3 142.6

9 Net Interest Margin 1 1Yield includes the impact of deferred fees and amortization of loan origination costs 2.98% 2.63% 2.55% 2.55% 2.62% 2.69% 2.79% 2.85% 3.08% 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 All NIM for 2024 and beyond presented as FTE 2.67% 2.62% 2.69% 2.79% 2.85% 3.08% 4.62% 5.01% 5.17% 5.27% 5.30% 5.30% 1.43% 2.06% 2.12% 2.12% 2.15% 1.96% 2023 1Q24 2Q24 3Q24 4Q24 1Q25 NIM Average Loan Yield for the Period Shown Cost of Deposits Strong NIM expansion in Q1 – further expansion expected …but moderating absent additional rate cuts

10 YTD 2025 EPS $ 0.38 FTE Net Interest Margin 3.08% Profitability Net Revenue $39.2 million Return on Average Assets (ROA) 0.59% Return on Average Equity (ROE) 6.33% $3.4 billion of gross loans 86.1% loan-to-deposit ratio Balance Sheet $4.0 billion of deposits 6.94% wholesale funding ratio 1.11% Allowance for Credit Losses (ACL) 0% digital deposits $22.72 Fully Diluted Tangible Book Value per Share Capital 8.56% Tangible Common Equity (TCE) Ratio 2025 Reported Results & Key Metrics Specific Reserve impacted ACL by 11bps and TCE by 6bps

11 Performance Trends $2.41 $2.92 $2.86 $1.77 $2.05 $0.38 2020 2021 2022 2023 2024 1Q25 Reported EPS $1.77 $18.32 $20.42 $19.37 $21.06 $22.40 $22.72 2020 2021 2022 2023 2024 1Q25 Fully Diluted Tangible Book Value 12.77% 14.09% 13.55% 8.29% 8.93% 6.33% 2020 2021 2022 2023 2024 1Q25 ROE (Annualized) 1.17% 1.28% 1.21% 0.74% 0.81% 0.59% 2020 2021 2022 2023 2024 1Q25 ROA (Annualized) 2024 included several noncore items - bank unification charges, loss on sale of AFS securities repositioning, acquisition-related expenses and carryover expenses related to the prior SEC filing delays History of strong earnings and performance metrics 1 7.72% 0.70% 1 1 1 1

Non-Interest Income/Expense

13 1Q 2025 Non-Interest Income • Non-core items impacting “Other Operating Income” in 4Q24 versus 1Q25:  $3.0M loss on securities sale repositioning and $0.7M write-off related to legacy branding items • Wealth Management assets under management (AUM) decreased by ~$71M in 1Q25  Net account activity – new business less closed accounts – increased AUM by ~$21.5M  Market performance decreased AUM by ~$92.5M • Insurance revenue up YoY due to rising premiums and prior year A&B acquisition  100% retention of acquired A&B book of business through 1Q25 Dollars in thousands March 31, 2025 December 31, 2024 March 31, 2024 Fees for Other Services to Customers $ 2,600 $ 2,762 $ 2,543 Fiduciary Activities/Wealth Management 2,535 2,615 2,457 Insurance Commissions 1,826 1,848 1,682 Other Operating Income 878 (2,998) 1,176 Total Non-Interest Income $ 7,839 $ 4,227 $ 7,858 Three Months Ended

14 1Q 2025 Non-Interest Expense • 1Q 2025 included unification expenses of ~$600k • Unification expenses were primarily comprised of project management (legal & professional) and information technology costs related to the planned July 2025 system conversion • Legal and professional expenses also impacted by timing of audit services performed Dollars in thousands March 31, 2025 December 31, 2024 March 31, 2024 Compensation & Benefits $ 13,555 $ 13,332 $ 12,893 Occupancy & Equipment 2,022 1,870 1,771 Data Processing & Technology 5,087 5,119 4,820 Advertising & Contributions 376 578 205 Legal & Professional 2,007 1,526 2,210 FDIC Assessment 670 664 715 Fraud Expenses 387 130 50 All Other Expenses 1,941 2,619 1,348 Total Non-Interest Expense $ 26,045 $ 25,838 $ 24,012 Three Months Ended

15 Operating Expenses — Efficiency Trends 52.8% 54.2% 54.3% 68.8% 67.7% 66.5% 2020 2021 2022 2023 2024 1Q 2025 2020 2021 2022 2023 2024 1Q 2025 • 2023 impacted by margin compression and elevated expenses (audit, professional, legal) due to the prior SEC filing delays • 2024 negatively impacted by the non-core items noted on page 11 and overall higher costs due to investments in people and infrastructure to support growth, control and compliance initiatives; starting to benefit from margin expansion • Excluding non-core items noted on page 11, 2024 Efficiency Ratio would be ~65.9% • Excluding unification expenses in 1Q25, Efficiency Ratio would be ~64.9%

Loans

17 Loan Portfolio Composition Commercial (C&I)1 10.3% Commercial Real Estate (CRE) 17.7% Consumer 32.8% Residential Real Estate (RRE) 39.2% • No single relationship represents more than ~1.75% of total loans as of March 31, 2025 • CRE concentration ratio of ~135% of risk-based capital • CRE loans not in major metropolitan areas • C&I portfolio can be a source of deposit growth Total Loan Portfolio ~ $3.4 billion 1Commercial (C&I) includes owner-occupied real estate loans. RRE and total loans do not include fair value (“FV”) hedge mark of $3.3M in 1Q25.

18 Loan Balances $316 $350 $357 $359 $353 $442 $497 $544 $596 $606 $921 $1,065 $1,112 $1,119 $1,119 $946 $1,071 $1,194 $1,318 $1,336 2021 2022 2023 2024 1Q 2025 Residential Real Estate (RRE) Consumer Commercial Real Estate (CRE) Commercial (C&I) $2,624 $2,983 $3,207 $3,392 $3,414 Dollars in millions Loan Growth Across All Portfolios Balances exclude all Paycheck Protection Plan loans. CRE excludes owner-occupied real estate loans. Owner-occupied real estate loans shown as part of the C&I portfolio. RRE and total loans do not include FV hedge mark of $5.8M, $2.2M, and $3.3M in 2023, 2024, and 2025, respectively. YTD loan growth of ~$22M or 2.5% (annualized) ~8.9% CAGR

19 • Indirect loan rates continue positive trajectory – current average origination rate(s) still above exit rate • C&I and CRE rates are affected by the variability of volume and repricing • RRE rates trending higher despite increased loan sales from current originations Loan Exit Rate Trends 1 Loan exit rate is the point in time rate in effect at the end of the reporting period 1 1Q24 2Q24 3Q24 4Q24 1Q25 Consumer 5.70% 5.99% 6.19% 6.32% 6.44% Commercial Real Estate 5.34% 5.38% 5.36% 5.31% 5.32% C&I 5.14% 5.27% 5.36% 5.36% 5.37% Residential Real Estate 4.41% 4.51% 4.61% 4.66% 4.70% Total Loans 5.14% 5.25% 5.35% 5.40% 5.45%

20 Loan Yields $2.67 $2.74 $2.85 $2.93 $2.98 $3.01 $3.07 $3.14 $3.21 $3.26 $3.32 $3.33 $3.39 $3.41 3.82% 3.90% 3.85% 4.09% 4.13% 4.32% 4.57% 4.70% 4.86% 5.02% 5.17% 5.27% 5.30% 5.30% 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 Loan Balance Average Loan Portfolio Yield for the Periods Shown Dollars in billions Pre 2021 4.66% 2021 3.80% 2022 4.61% 2023 6.66% 2024 7.13% 2025 7.02% Rate by Vintage ~43% of balances are 2023-2025 vintages 1Yield includes the impact of deferred fees and loan origination costs amortization Portfolio exit rate was 5.45% as of March 31, 2025 1 1

Consumer Loan Portfolio


Dollars in millions
3.87% 3.84% 3.83% 4.10% 4.02% 4.26% 4.61% 4.83% 5.11% 5.36% 5.61% 5.79% 6.08% 6.06%
$921 $977 $1,031 $1,056 $1,065 $1,073 $1,088 $1,108 $1,112 $1,126 $1,139 $1,120 $1,119 $1,119
4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25
Period-End Loan Balance
Average Loan Portfolio Yield[1] for the Period Shown

Portfolio rates at March 31, 2025 - 6.44%
Average origination rate for 1Q25 - 7.05%
Rate excludes the impact of deferred fees/loan origination costs

- ~99.6% of the portfolio are collateralized auto loans; only $4 million in unsecured personal loans
- Auto loans sourced through a network of >490 dealers in New York and Vermont with customers extending beyond those states
- Loans are underwritten/credit scored by Arrow
- Nearly 100% of auto loans are fully amortizing, fixed-rate loans
- >73% of auto loan balances have customers with FICO scores >700
- Average portfolio FICO score is 741; Average debt to income ratio ~31%; average LTV[2] is 88%
- Less than 5% of indirect loans have FICO scores <620
- Annual losses over last 5 years were 9-20 bps
- ~26% new, ~74% used vehicles exposure

~$35M of portfolio turns over each month

[1]Yield includes the impact of deferred fees and loan origination costs amortization
[2]Based on MSRP or used National Automobile Dealers Association (NADA) retail value at time of origination

ARROW Financial Corporation 21

Commercial Real Estate Portfolio



Dollars in millions
4.90%
5.08%
5.19%
4.88%
5.07%
5.18%
5.25%
5.18%
5.15%
$442
$441
$455
$468
$497
$507
$519
$529
$543
$555
$561
$562
$596
$606
4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25
Period-End Loan Balance
Average Loan Portfolio Yield[1] for the Period Shown

Portfolio rates at March 31, 2025 - 5.32%
Rate excludes the impact of deferred fees/loan origination costs

- **CRE excludes owner-occupied real estate loans**
- **CRE loans extended to businesses / borrowers primarily located in our regional market area**
- **No CRE exposure to large metropolitan areas – e.g., no NYC exposure**
- **As of March 31, 2025:**
  - **~$184 million, or ~30%, of CRE loans are variable-rate loans or are fixed-rate loans that reprice within 12 months**
  - **Non-owner occupied Office exposure accounted for ~10% of CRE and <2% of total loans**
  - **Non-owner occupied Retail exposure accounted for ~13% of CRE and ~2% of total loans outstanding**
  - **Total Hotels and Motels exposure accounted for ~24% of CRE and ~4% of total loans outstanding**
  - **The majority of the remaining CRE exposure is comprised of multi-family and other residential investment properties**
  - **Loan participations make up ~28% of portfolio**
  - **Average loan participation size at origination ~$2.5M**

[1] Yield includes the impact of deferred fees and loan origination costs amortization

ARROW Financial Corporation
22

23 C&I Portfolio $316 $334 $346 $350 $350 $344 $352 $354 $359 $358 $360 $365 $359 $353 4.35% 4.57% 4.89% 5.38% 5.53% 5.66% 5.81% 5.88% 5.71% 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 Period-End Loan Balance Average Loan Portfolio Yield for the Period Shown Dollars in millions • C&I includes owner-occupied real estate loans • C&I loans extended to businesses/ borrowers primarily located in our regional market area • C&I portfolio a potential source for deposit acquisition • As of March 31, 2025: • ~$51 million, or ~14%, of C&I loans are either variable-rate loans or fixed-rate loans that reprice within 12 months 1Yield includes the impact of deferred fees and loan origination costs amortization 1 Portfolio rates reflect pricing discipline 1Q25 exit rates at 5.37% vs 4Q24 at 5.36% Rate excludes the impact of deferred fees/loan origination costs 1Q25 balances and yields impacted by pay-off activity

Residential Real Estate Loans



Dollars in millions
3.73% 3.71% 3.70% 3.78% 3.80% 4.10% 4.17% 4.25% 4.52% 4.57% 4.67% 4.77% 4.66% 4.71%
$946 $967 $1,012 $1,051 $1,071 $1,081 $1,111 $1,148 $1,194 $1,218 $1,255 $1,287 $1,318 $1,336
4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25
Period-End Loan Balance
Average Loan Portfolio Yield[1] for the Period Shown

- **RRE loan balances exclude FV hedge mark**
- **One-to-four family RRE secured by first or second mortgages on residences and home equity lines located in our market area**
- **LTV generally does not exceed 80% at time of origination (lower of purchase price or appraised value)**
- **Loans exceeding 80% LTV at origination require private mortgage insurance or other guarantees**
- **~ $39MM, or 3%, of RRE loan portfolio is for construction purposes**
- **~9% of the portfolio are home equity lines**
- **As of March 31, 2025:**
  - **~$113 million, or ~8%, of RRE loans are either variable-rate loans or fixed-rate loans that reprice within 12 months**

As of March 31, 2025, the average rate in the Residential Mortgage portfolio was ~4.48% and the Home Equity Line portfolio rate was ~6.90%, resulting in overall portfolio rate of ~4.70%

Rates exclude the impact of deferred fees/loan origination costs

ARROW Financial Corporation

[1]Yield includes the impact of deferred fees and loan origination costs amortization.

24

Deposits/Funding Sources

26 Deposit Balances – Excl. Brokered CDs 27.0% 27.2% 28.0% 26.4% 24.3% 23.3% 22.7% 25.2% 48.7% 49.5% 49.3% 48.4% 2022 2023 2024 1Q 2025 Non-Municipal Municipal Business Dollars in billions $3.50 $3.51 $3.56 $3.67 1Q 2025 deposit balances reflect seasonal surge of municipal deposits

27 Deposit Balances – Excl. Brokered CDs 23.9% 21.5% 19.8% 19.0% 28.5% 22.8% 22.8% 25.2% 41.6% 41.8% 42.7% 41.8% 6.0% 13.9% 14.7% 14.0% 2022 2023 2024 1Q 2025 Deposit Balances Time Deposits Savings Deposits Interest-Bearing Checking Noninterest-Bearing Dollars in billions $3.50 $3.51 $3.56 $3.67 Interest-bearing checking reflects the impact of seasonal municipal deposits

28 Funding Sources and 1Q 2025 Exit Rates • In mid-February, executed a new $125M brokered CD tied to a 2-year swap with an all-in cost of ~3.3% • Retail CD pricing (6, 14 and 23-month offerings) lower than the average maturing CD specials • Approximately $150M of CDs maturing/repricing by end of 2Q25 Dollars in millions Balance Rate Balance Rate Balance Rate Balance Rate Demand (Non-Interest Bearing) $ 295 0.00% $ 396 0.00% $ 7 0.00% $ 697 0.00% Interest Bearing Checking 325 0.08% 259 2.95% 340 0.44% 924 1.02% Savings and Money Market 731 1.28% 272 3.06% 530 3.98% 1,532 2.53% Time Deposits 424 3.51% 42 3.22% 48 3.06% 514 3.44% Core Deposits $ 1,774 1.38% $ 969 1.79% $ 925 2.60% $ 3,668 1.80% Brokered CDs - Net of Swap Effect 300 3.95% Total Deposits $ 1,774 1.38% $ 969 1.79% $ 925 2.60% $ 3,968 1.96% Other Borrowings 14 1.35% Junior Subordinated Obligations - TRUPS 20 3.43% Total Deposits and Borrowings $ 1,774 1.38% $ 969 1.79% $ 925 2.60% $ 4,002 1.96% Consumer Business Municipal Total

29 Core Deposit Analysis Balance Exit Rate Balance Exit Rate Balance Exit Rate Demand (Non-Interest Bearing) $697 0.00% $703 0.00% -$6 0.00% Interest Bearing Checking $924 1.02% $811 1.12% $113 -0.10% Savings and Money Market $1,532 2.53% $1,520 2.65% $12 -0.12% Time Deposits $514 3.44% $524 3.60% -$10 -0.16% Total $3,668 1.80% $3,558 1.92% $110 -0.12% 1Q 2025 4Q 2024 Variance Disciplined pricing continues to favorably impact core deposit rates

Credit Quality

31 Credit Quality 0.66% 0.64% 0.66% 0.62% 0.56% 1Q24 2Q24 3Q24 4Q24 1Q25 Non-Performing Loans (NPL) / Gross Loans Dollars in millions  Specific reserve of $3.75 recorded in 1Q25 related to $15M commercial loan participation  New appraisal resulted in significantly reduced valuation (-42% compared to Jan 2024 appraisal)  Property currently generates positive cash flow and a majority of it is tenant occupied  Subsequent to 1Q25, subject property was foreclosed  YTD Annualized charge-offs were 10bps  Allowance for credit losses to loans is 1.11% (1.00 excl. specific reserve) $21.4 $21.1 $21.9 $21.0 $19.0 0.44% - $15M CRE Relationship 0.12% - All Other

32 Delinquent Loan Trends 0.43% 0.45% 0.51% 0.68% 0.57% 0.58% 0.62% 0.76% 0.56% 0.61% 0.60% 0.60% 0.53% 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 Delinquent Loans to Total Loans – Excl. $15M CRE Loan Participation Delinquency trends remain benign

33 Allowance for Credit Losses $33,598 ($846) $846 $282 $141 $3,750 $37,771 4Q 2024 Net Charge-Offs Net Charge-Offs Loan Growth Result of Model Calculation (e.g. Mix/Aging) Specific Reserve 1Q 2025 YTD 2025 Allowance for Credit Loss Walk Provision for Credit Losses $5.0M

Investments

35 • During 1Q25 book yield increased 5bps to 2.96% while duration decreased from 3.16 to 3.08 years • AFS additions of ~$34.6MM in April at avg. yield of ~4.90% • $70M of investment run-off expected in 2Q25 Investment Portfolio – AFS and HTM 1 1 Unrealized Gain/(Loss) on HTM for informational purposes only – not reflected in Other Comprehensive Income Dollars in thousands March 31, 2025 1.61 0.96 0.60 0.90 3.08 Duration 3.38 0.91 4.04 3.45 2.52 3.75 3.53 1.30 1,419$ 4.48% 3.76 25,000$ (508) Agency CMO Municipal - Local Other Total AFS US Treasuries 7.02% 7.34% 2.92% 0 (9) (27,917)$ Market Value 54,492 67,911 23,793 2,128 2,058 23,793 240 991 445,744$ 3,562$ 98,080$ 99,499$ Category 131,222$ 6,604 6,394 (210) 3.49% 312,737 284,128 (28,609) 2.30% Unrealized Gain / (Loss)1 Book Yield 3.51% Current Book Value 55,000 Total Investments US Agencies 240 1,000 473,661$ 3,660$ Agency MBS (29,074)$ 2.39% 2.59% 96,335$ Agency MBS Agency CMO Municipal Municipal - Local Total HTM 66,922 97,492$ (98)$ (70) Expected Run-Off by EOY 30,000 36,766 450 3.58 Wtd Avg Remaining Life 0.96 4.80 3.89 34,065 3,114 38,970$ 2.52 4.50 4.13 1.37 1.74 1.00 0.60 0.93 36 0 92,252$ 1,147$ 644 571,153$ 542,079$ 2.61% 4.92% 3.16% 2.96% (989) 0 (1,157)$

Capital Actions and Strategy

37 Equity and Ownership Dividends and Return of Capital • Declared 2Q25 dividend of $0.28 per share • 47th consecutive quarter of dividends • 2025 Share Repurchase Activity  ~$3.4M of stock repurchases in 1Q25  128K shares at an average price of $26.48 Capital Strategy – M&A Dependent • New $5M buyback authorization resulting in $6.6M total available funds for share repurchases • Evaluating potential dividend increase in 2H 2025 Ownership • Directors, Management and Employees (through equity incentives and/or employee ownership plans) currently own ~6% of Arrow

38 $22.40 $0.38 ($0.28) ($0.08) $0.30 $22.72 4Q 2024 Net Income Dividends AOCI Stock Repurchases 1Q 2025 2025 TBV / Share Walk Fully Diluted Tangible Book Value (TBV)

39 Capital Position 9.61% 12.59% 13.23% 14.48% 8.56% 9.60% 12.71% 13.35% 14.47% 8.78% 4.00% 4.50% 6.00% 8.00% 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% 11% 12% 13% 14% 15% 16% Tier 1 Leverage Ratio Common Equity Tier 1 Capital Tier 1 Risk-Based Capital Total Risk-Based Capital Tangible Common Equity Capital Ratios – Arrow Minimum Regulatory Capital Ratios 2024 1Q 2025

Overview and History

41 Financial Snapshot 2019 2020 2021 2022 2023 2024 1Q 2025 Total assets $3,184,275 $3,688,636 $4,027,952 $3,969,509 $4,169,868 $4,306,348 $4,448,885 Loans $2,386,120 $2,595,030 $2,667,941 $2,983,207 $3,212,908 $3,394,541 $3,416,868 Loan-to-deposit ratio 91.2% 80.2% 75.1% 85.3% 87.1% 88.7% 86.1% ROA 1.24% 1.17% 1.28% 1.21% 0.74% 0.70% 0.59% Efficiency ratio 57.08% 52.80% 54.16% 54.26% 68.81% 67.68% 66.52% Net non-interest expense/avg. assets 2.22% 2.02% 2.00% 2.01% 2.28% 2.27% 2.43% NIM 3.05% 2.99% 2.97% 3.03% 2.65% 2.72% 3.07% Tier 1 Leverage Ratio 9.98% 9.07% 9.20% 9.80% 9.84% 9.60% 9.61% ROE 13.17% 12.77% 14.09% 13.55% 8.29% 7.72% 6.33% TBV per share $16.48 $18.32 $20.41 $19.37 $21.06 $22.40 $22.72 Net interest income $88,049 $99,202 $110,355 $118,343 $104,832 $111,732 $31,357 Net income $37,475 $40,827 $49,857 $48,799 $30,075 $29,711 $6,310 EPS $2.23 $2.41 $2.92 $2.86 $1.77 $1.77 $0.38 Dollars in thousands, except per share amounts

42 Our Profile • Bank holding company • Arrow Bank National Association • Upstate Agency, LLC • Wealth Management Services • $4.5 billion in assets • 580 plus employees • Primary service area population of more than 1.1 million Insurance Offices Bank Branches 938

43 Our History 1851 Glens Falls Bank opened for business in a newly constructed building on Ridge Street 1932 Changed name to Glens Falls National Bank and Trust Company 1949 Broke ground at 250 Glen Street — our current headquarters 1981 Glens Falls National Bank went public on NASDAQ as GFAL 1983 Formed Arrow Bank Corporation (now Arrow Financial Corporation) and trading began on NASDAQ as AROW

44 Our History 1988 Formed Saratoga National Bank and Trust Company and expanded footprint 1999 Surpassed $1 billion in assets 2004 Bought first insurance agency 2001 Added to the Russell 2000 Index 2021 Topped $4 billion in assets 2018 Consolidated our insurance business into the Upstate Agency brand 2012 Reached $2 billion in assets 2024 Unified banking subsidiaries to form Arrow Bank National Association

45 President and Chief Executive Officer Mr. DeMarco joined the Company in 1987 as a commercial lender and since that time has served in positions of increasing responsibility within the organization. In 2012, he was named President and CEO of Saratoga National Bank, now named Arrow Bank. In May 2023, he was named President and CEO of Arrow Financial Corporation and Glens Falls National Bank, now named Arrow Bank. He holds a bachelor’s degree in finance from the University of Texas at Austin. Mr. DeMarco is a graduate of the Adirondack Regional Chamber of Commerce’s Leadership Program and the Stonier Graduate School of Banking. He serves as a Director of the Company and Arrow Bank and sits on the boards of various non-profits dedicated to healthcare and economic development. David S. DeMarco, President and CEO

46 Experienced Leadership Team Mr. Kaiser joined the Company in 2001 as Vice President and Commercial Loan Officer. He served as Corporate Banking Manager and was later promoted to Senior Vice President, before being named Chief Credit Officer in 2011, followed by promotions to Executive Vice President and Senior Executive Vice President. Prior to joining the Company, he spent 15 years in the Capital Region as a Commercial Loan Officer. Mr. Kaiser has a bachelor’s degree in business administration from Siena College. Mr. Kaiser actively serves on boards of numerous community organizations. Mr. Kaiser has recently announced his retirement effective June 30th, 2025. David D. Kaiser, Senior Executive Vice President and CCO Mr. Ivanov joined the Company in 2023 with more than 30 years of experience in Financial Planning & Analysis, Controllership, SOX, Financial Reporting and Treasury. Mr. Ivanov previously served as CFO for Bankwell Financial Group, helping it almost double in size over six-plus years to $3.3 billion. He has held CFO positions at Darien Rowayton Bank and for Doral Bank’s U.S. Operations. He began his career with Ernst & Young and held accounting/ finance positions at PepsiCo, GE Capital and Bridgewater Associates. Mr. Ivanov holds an MBA and bachelor’s degree in accounting and finance from the University of South Florida. He is also Six Sigma Black Belt certified. Penko Ivanov, Senior Executive Vice President, CFO, Treasurer and CAO Mr. Wise joined the Company in 2016 as Senior Vice President of Administration for Glens Falls National Bank, now named Arrow Bank. He has since been promoted to Senior Executive Vice President and Chief Risk Officer of the Company. He has more than 30 years of experience building and leading both community banks and bank-owned insurance agencies. Mr. Wise previously served as Vice President and CISO for The Adirondack Trust Company and acted as Executive Vice President, COO for Wise Insurance Brokers, Inc. He has extensive experience in designing, implementing and managing workflows and delivering operational efficiency. He holds a bachelor’s degree from Boston University’s School of Management. Andrew J. Wise, Senior Executive Vice President and CRO

47 Experienced Leadership Team Ms. Pancoe joined the Company in 2018 as Director of Human Resources. In her current role as Chief Human Resources Officer, she has executive oversight of the Company’s human resource strategies, which includes organizational design and succession planning, talent acquisition and retention, performance management, professional development and compensation and benefits. Prior to joining the Company, Ms. Pancoe held various human resource management roles within the power generation and engineering services industry. Ms. Pancoe holds a bachelor’s degree in psychology from Clark University in Worcester, MA, and an MBA from the University at Albany. In addition, she maintains a certified professional human resources designation. Brooke Pancoe, Executive Vice President, Chief Human Resources Officer Mr. Yrsha joined the Company in 2015. He currently is the Chief Banking Officer and oversees the strategic direction of the Retail Banking unit, which includes retail deposits and lending, business development, consumer payments, business services, municipal banking, as well as small business and retail lending. In addition, Marc oversees the Wealth Management division and Marketing. Prior to joining our Company, Mr. Yrsha spent time in retail leadership, retail and commercial lending at large regional and community banks within the Arrow footprint. Mr. Yrsha is active in the community serving in leadership roles on a variety of boards. He is a graduate of Castleton University in Vermont and the Adirondack Regional Chamber of Commerce’s Leadership Adirondack Program. Marc Yrsha, Senior Executive Vice President, Chief Banking Officer Mr. Jacobs joined the Company in 2003 as Information Systems Manager. He was later promoted to Senior Vice President and then Executive Vice President. As Chief Information Officer, Mr. Jacobs guides the Company’s strategic technology plans. He has more than 30 years of experience in the community banking industry, having previously served as Operations Manager at Cohoes Savings Bank and Item Processing Manager at Hudson River Bank and Trust. Mr. Jacobs earned a bachelor’s degree in finance from Siena College and an associate degree in business administration from Hudson Valley Community College. Michael Jacobs, Executive Vice President, Chief Information Officer

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